UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2006 (July 26, 2006)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 757-8181

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 26, 2006, Atlantic Southern Financial Group, Inc. (“Atlantic Southern”) and Sapelo Bancshares, Inc. (“Sapelo”) entered into a definitive Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which Atlantic Southern will acquire Sapelo (the “Merger”).  Immediately following the completion of the Merger, Sapelo National Bank, a wholly owned subsidiary of Sapelo, will merge into Atlantic Southern Bank.  Under the terms of the Merger Agreement, Atlantic Southern will issue, and shareholders of Sapelo will be entitled to receive their pro rata portion of $6,239,972 and 305,695 shares of Atlantic Southern common stock.

The Merger has been approved by the boards of directors of both Atlantic Southern and Sapelo, and is subject to the approval of the shareholders of Sapelo.  In addition to shareholder approvals, the Merger is subject to customary regulatory approvals including approval by the Board of Governors of the Federal Reserve, the Georgia Department of Banking and Finance, the Office of the Comptroller of the Currency and the Federal Depository Insurance Corporation.  The Merger Agreement also includes customary representations, warranties and covenants of both parties.  Atlantic Southern and Sapelo expect the Merger to close in the fourth quarter of 2006.

Atlantic Southern will file a registration statement, including a proxy statement addressed to Sapelo’s shareholders and a prospectus for the Atlantic Southern stock to be offered in the merger, with the Securities and Exchange Commission (the “SEC”).  A definitive proxy statement will be sent to Sapelo’s shareholders seeking their approval of the Merger.  Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger.  Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by Atlantic Southern at the SEC’s website at www.sec.gov.  Copies of the registration statement and other documents filed by Atlantic Southern with the SEC may also be obtained for free from Atlantic Southern by directing a written request to Atlantic Southern Financial Group, Inc. 4077 Forsyth Road, Macon, Georgia 31210, attn: Chief Financial Officer.

Item 9.01                                             Financial Statements and Exhibits

Exhibit 2.1	Agreement and Plan of Reorganization dated July 26, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.

Exhibit 99.1	Press release dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: July 28, 2006	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
2.1	Agreement and Plan of Reorganization dated July 26, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.

99.1	Press release dated July 27, 2006.